Exhibit 10.1

                         CONSENT OF INDEPENDENT AUDITORS


           We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-80802), pertaining to the Taro Vit Industries Limited 1984 Stock Option Plan and Taro Vit Industries Limited 1991 Stock Incentive Plan, Registration Statement on Form S-8 (Registration No. 333-13840), pertaining to the 1999 Stock Incentive Plan, and in the Registration Statement on Form S-8 (Registration No. 333-12388), pertaining to the Taro Pharmaceutical Industries Ltd. 2000 Employee Stock Purchase Plan, of our report dated February 19, 2003, with respect to the consolidated financial statements of Taro Pharmaceutical Industries Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2002.




                                          /s/ Kost, Forer & Gabbay
                                         ---------------------------------------
Tel Aviv, Israel                                Kost, Forer & Gabbay
April 28, 2003                          A Member of Ernst & Young International